STERLING CAPITAL FUNDS

SUPPLEMENT DATED JUNE 17, 2019

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2019

This Supplement provides the following supplemental information, which is effective as of the close of business on June 12, 2019, and supersedes any information to the contrary in the Statement of Additional Information (the “SAI”) dated February 1, 2019.

The “Independent Registered Public Accounting Firm” section of the SAI on page 141 is hereby deleted and replaced with the following:

Effective June 12, 2019, Cohen & Company was appointed as the independent registered public accounting firm for the Funds. Cohen & Company’s address is 1350 Euclid Ave., Suite 800, Cleveland, OH 44115.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE.

SAISUP-0619